UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 7, 2005

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                          0-565                99-0032630
           ------                          -----                ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
-------------------------------   ------------------------   ----------------
       incorporation)                                        Identification No.)
       --------------                                        -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.        Entry into a Material Definitive Agreement
------------------------------------------------------------

         On December 7, 2005, the Compensation Committee of the Alexander & Baldwin, Inc. ("A&B") Board of Directors approved Amendment No. 4 to the Alexander & Baldwin, Inc. Deferred Compensation Plan (the "Plan"). This amendment is attached hereto as Exhibit 10.1. In connection with Internal Revenue Code section 409A, as enacted by the American Jobs Creation Act of 2004, and pursuant to Internal Revenue Service guidance, the Plan was amended to allow the whole or partial rescission by participants in the Three-Year Performance Improvement Incentive Plan (the "Three-Year PIIP") of any outstanding elections to defer payment of awards under the One-Year Performance Improvement Incentive Plan and the Three-Year PIIP (collectively, the "PIIP") made before January 1, 2005, where the amount deferred would become subject to Code section 409A. Accordingly, any participant whose deferred PIIP award under an outstanding deferral election is earned or vested after 2004 has until December 31, 2005 to rescind such election. This opportunity to rescind affects three participants. The amount affected by such rescission will be paid to the participant at the time when awards pursuant to the particular performance cycle under the PIIP normally are paid and shall be included in the participant's taxable income in the year of payment.

         On December 7, 2005, the Compensation Committee also approved Amendment No. 3 to the Alexander & Baldwin, Inc. One-Year Performance Improvement Incentive Plan (the "One-Year PIIP Plan"), effective as of January 1, 2006. The amendment, attached hereto as Exhibit 10.2, to the One-Year PIIP Plan redefines an eligible participant based on the terminology of the Company's new job evaluation program. The number of eligible participants will remain generally the same.

         On December 8, 2005, the A&B Board of Directors approved the Alexander & Baldwin, Inc. Executive Severance Plan (the "Severance Plan"), effective January 1, 2006. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the affairs of A&B. The Severance Plan applies to A&B's senior executives, as provided by the Severance Plan, including the named executive officers. If A&B terminates the participant's employment involuntarily and without cause or because of a layoff, as defined by the Severance Plan, A&B shall pay certain severance benefits to the participant, including (1) an amount equal to up to twelve months of the participant's base salary, to be paid equally over a year, and (2) a pro rated share of the participant's award opportunity under certain performance bonus plans of A&B. The foregoing description of the Severance Plan is qualified in its entirety by the terms of the Severance Plan, which is attached hereto as Exhibit 10.3.

Item 9.01.        Financial Statements and Exhibits
---------------------------------------------------

(d)      Exhibits

         10.1 Amendment No. 4 to the Alexander & Baldwin, Inc. Deferred Compensation Plan, dated December 7, 2005.

         10.2 Amendment No. 3 to the Alexander & Baldwin, Inc. One-Year Performance Improvement Incentive Plan, dated
                      December 7, 2005.

         10.3 Alexander & Baldwin, Inc. Executive Severance Plan, effective January 1, 2006.









                                 SIGNATURE
                                 ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 8, 2005


                            ALEXANDER & BALDWIN, INC.


                            /s/ Christopher J. Benjamin
                            -------------------------------------------
                            Christopher J. Benjamin
                            Senior Vice President and
                            Chief Financial Officer